UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21842
                                                    ----------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
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               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
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                     (Name and address of agent for service)


       registrant's telephone number, including area code: (630) 241-4141
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                   Date of reporting period: OCTOBER 31, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                  ANNUAL REPORT
                FOR THE PERIOD MARCH 21, 2006 TO OCTOBER 31, 2006

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TABLE OF CONTENTS
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                 FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                  ANNUAL REPORT
                                OCTOBER 31, 2006


 Shareholder Letter .......................................................   1
 Portfolio Commentary .....................................................   2
 Portfolio Components .....................................................   3
 Portfolio of Investments .................................................   4
 Statement of Assets and Liabilities ......................................   9
 Statement of Operations ..................................................  10
 Statement of Changes in Net Assets .......................................  11
 Statement of Cash Flows ..................................................  12
 Financial Highlights .....................................................  13
 Notes to Financial Statements ............................................  14
 Report of Independent Registered Public Accounting Firm ..................  19
 Additional Information ...................................................  20
     Dividend Reinvestment Plan
     Proxy Voting Policies and Procedures
     Portfolio Holdings
     NYSECertification Information
     Tax Information
     By-Law AmendmentsChange in Investment Policies
 Board of Trustees and Officers ...........................................  22


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Valhalla and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by the portfolio management team at the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor and Valhalla are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

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SHAREHOLDER LETTER
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                 FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                  ANNUAL REPORT
                                OCTOBER 31, 2006


Dear Shareholders:

We are pleased to present this annual report of First Trust Strategic High Income Fund II (New York Stock Exchange Symbol: FHY). Since the Fund launched in March of 2006, it has posted solid performance results based on net asset value ("NAV") and market price.

The Fund began employing leverage in August, which positively impacted the Fund's NAV. However, the performance was primarily driven by its structured finance holdings. The Fund increased its exposure to corporate bonds during the period and has benefited from finding pockets of value in the corporate area. We believe the Fund is well positioned to withstand any downturn in credit trends and continued rising interest rates.

I encourage you to read the portfolio commentary from Valhalla Capital Partners, LLC, the Fund's Sub-Advisor, which can be found on the following page. It includes more detailed information about the Fund's performance and the portfolio managers' market outlook.

We thank you for your investment and appreciate the opportunity to assist you in achieving your financial goals.




Sincerely,


/S/ JAMES A. BOWEN
James A. Bowen
President of First Trust Strategic High Income Fund II
December 18, 2006

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

FUND OVERVIEW

First Trust Strategic High Income Fund II has generated strong returns since its inception on March 21, 2006. The Fund began trading at a market price of $20.00 and a NAV of $19.10, and its performance has been solid based on both the NAV and market price. From inception through October 31, 2006, FHY produced a 10.13% NAV total return. Over the comparable period, the Lehman Brothers Ba U.S. High Yield Index posted a 7.58% total return. The Fund began employing leverage in August which has positively impacted the Fund's NAV.

The market price of the Fund reached $20.88 on October 31, 2006, which was a 3.5% premium to its NAV of $20.18. The market price performance was below that of the NAV, coming in at 8.93% for the same period.

The Fund's performance was primarily driven by its structured finance holdings. In the structured finance space, manufactured housing and franchise loan backed bonds were among the strongest performers. The Fund's exposure to corporate bonds increased from less than 10% of the portfolio to almost 20% during the year. While the spread differential between corporate and structured finance securities has remained more favorably weighted toward structured finance, the Fund's performance has benefited from finding pockets of value in the corporate area.

OUTLOOK

Currently, the economic outlook remains quite mixed. On the positive side, productivity growth, unemployment and default performance within the corporate and consumer sectors continue to be strong. The exceptionally low default rates among consumers and corporations for the last few years have kept bond prices historically high and yields well below long-term averages. On the negative side, energy prices remain high, the housing market has weakened, and corporate margins look set to contract. Should the economy falter and credit trends worsen, broad diversification will be critical to positive relative performance.

The investment objective of the Fund is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Fund's Sub-Advisor believes offer attractive yield and/or capital appreciation potential. In furtherance of this policy, the Fund's Sub-Advisor has utilized a value strategy of investing in a diversified portfolio of primarily below investment-grade structured finance securities. The Fund will utilize a broad array of corporate securities as well. At year-end, the Fund was well diversified in "seasoned" paper and maintained a significant allocation to floating-rate bonds. This selective exposure to both consumer and corporate balance sheets should help it withstand a downturn in credit trends, while its floating rate allocation should help to hedge against rising rates. If credit-sensitive assets cheapen in price, the Fund should see new attractive opportunities emerge in segments of the market that were previously expensive. This would be a welcome change from the last several quarters that have seen spreads tighten and the investable universe narrow.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO COMPONENTS+
OCTOBER 31, 2006

                               [GRAPHIC OMITTED]
           EDGAR REPRESNTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds               15.3%
CDO's                          8.5%
CMBS                           7.0%
Manufactured Housing          16.2%
Equipment lease Receivables    1.7%
Residential Mortgage          25.0%
Franchise Loans               16.9%
Preferred Securities           9.4%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.


                       See Notes to Financial Statements.                 Page 3

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2006


         PRINCIPAL                                                                              MARKET
           VALUE                         DESCRIPTION                                            VALUE
-------------------------  ------------------------------------------------------------- ------------------
ASSET BACKED SECURITIES - 79.7%

$        6,000,000         ACE Securities Corp., Home Equity Loan Trust,
                             Series 2004-HE4, Class M11, 8.82%, 12/25/34+ .............  $        5,450,056
         5,000,000         ACLC Business Loan Receivables Trust,
                             Series 1998-2, Class B, 6.85%, 4/15/20** .................           4,736,122
         1,499,907         ACLC Business Loan Receivables Trust,
                             Series 1999-2, Class D, 9.35%, 1/15/21** .................           1,502,593
         4,375,000         Argent Securities Inc.,
                             Series 2004-PW1, Class M10, 6.32%, 6/25/34**+ ............           4,232,814
         2,000,000         Asset Backed Securities Corp. Home Equity Loan Trust,
                             Series 2005-HE2, Class M8, 7.82%, 2/25/35**+ .............           1,848,413
         9,046,671         Atherton Franchisee Loan Funding,
                             Series 1999-A, Class A2, 7.23%, 4/15/12** ................           9,299,298
         2,300,000         BankAmerica Manufactured Housing Contract Trust II,
                             Series 1997-1, Class B1, 6.94%, 6/10/21 ..................             727,801
           754,037         Bombardier Capital Mortgage Securitization Corp.,
                             Series 1999-B, Class A3, 7.18%, 12/15/15 .................             519,901
         5,803,630         Captec Franchise Trust,
                             Series 1999-1, Class D, 8.64%, 1/25/13** .................           1,642,904
         2,301,000         Citigroup Mortgage Loan Trust, Inc.,
                             Series 2003-HE3, Class M4, 8.32%, 12/25/33+ ..............           2,157,102
         6,061,526         Conseco Finance Securitizations Corp.,
                             Series 1999-6, Class M1, 7.96%, 6/01/30** ................             545,690
         1,700,000         Conseco Finance Securitizations Corp.,
                             Series 2001-3, Class M1, 7.15%, 5/01/33 ..................             459,000
         3,000,000         Conseco Finance Securitizations Corp.,
                             Series 2002-2, Class M2, 9.16%, 3/01/33 ..................           1,935,694
         7,466,726         EMAC Owner Trust, LLC,
                             Series 1998-1, Class A3, 6.63%, 1/15/25** ................           6,769,746
         4,335,780         EMAC Owner Trust, LLC,
                             Series 2000-1, Class A1, 6.41%, 1/15/27**+ ...............           3,211,187
         5,157,392         EMAC Owner Trust, LLC,
                             Series 2000-1, Class A2, 6.41%, 1/15/27**+ ...............           3,819,693
         3,000,000         Encore Credit Receivables Trust,
                             Series 2005-4, Class M11, 7.82%, 1/25/36**+ ..............           2,421,234
         1,591,804         FMAC Loan Receivables Trust,
                             Series 1996-B, Class A2, 6.33%, 11/15/18**+ ..............           1,195,987
         1,520,000         FMAC Loan Receivables Trust,
                             Series 1997-A, Class B, 7.66%, 4/15/19** .................           1,537,707
        24,806,195         FMAC Loan Receivables Trust,
                             Series 1997-C, Class AX, 2.11%, 12/15/19**+ ..............           1,809,895
         6,000,000         FMAC Loan Receivables Trust,
                             Series 1998-CA, Class A3, 6.99%, 6/15/12** ...............           5,350,775
         1,744,908         Green Tree Financial Corp.,
                             Series 1995-6, Class B1, 7.70%, 9/15/26 ..................           1,607,651
         2,631,625         Green Tree Financial Corp.,
                             Series 1996-6, Class B1, 8.00%, 9/15/27 ..................             758,500
         2,000,000         Green Tree Financial Corp.,
                             Series 1997-3, Class M1, 7.53%, 3/15/28 ..................           1,520,262
         8,500,000         Green Tree Financial Corp.,
                             Series 1998-6 Class M1, 6.63%, 6/01/30 ...................           4,165,000

Page 4                 See Notes to Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2006


         PRINCIPAL                                                                              MARKET
           VALUE                         DESCRIPTION                                            VALUE
-------------------------  ------------------------------------------------------------- ------------------
ASSET BACKED SECURITIES - (CONTINUED)

$        1,000,000         Green Tree Financial Corp.,
                             Series 1998-8, Class M1, 6.98%, 9/01/30 ..................  $          550,000
        23,781,137         Green Tree Financial Corp.,
                             Series 1999-4, Class M1, 7.60%, 5/01/31 ..................           3,565,537
        30,509,545         Green Tree Financial Corp.,
                             Series 1999-5, Class M1, 8.05%, 3/01/30 ..................           3,907,653
        11,000,000         GreenPoint Manufactured Housing Contract Trust,
                             Series 1999-5, Class M2, 9.23%, 12/15/29 .................           6,137,358
         4,000,000         Halyard Multi Asset CBO I, Ltd.,
                             Series 1A, Class B, 6.87%, 3/24/10**+ ....................           3,000,000
         9,882,838         Helios Series I Multi Asset CBO, Ltd.,
                             Series 1A, Class C, 8.16%, 12/13/36**+ ...................           3,787,452
         3,123,593         IMC Home Equity Loan Trust,
                             Series 1997-3, Class B, 7.87%, 8/20/28 ...................           1,874,068
         5,013,882         IMC Home Equity Loan Trust,
                             Series 1997-5, Class B, 7.59%, 11/20/28 ..................           3,816,335
         2,100,000         Liberty Square CDO, Ltd.,
                             Series 2001-1X, Class C, 7.50%, 4/15/13**+ ...............           1,806,000
         2,095,037         Long Beach Mortgage Loan Trust,
                             Series 2002-2, Class M3, 8.70%, 7/25/32+ .................           1,757,519
         1,873,379         Longhorn CDO Ltd.,
                             Series 1, Class C, 11.70%, 5/10/12**+ ....................           1,831,228
        16,333,000         Madison Avenue Manufactured Housing Contract Trust,
                             Series 2002-A, Class B2, 8.58%, 3/25/32+ .................           6,629,142
         8,506,000         Merit Securities Corp.,
                             Series 13, Class M2, 8.65%, 12/28/33+ ....................           3,397,679
         3,972,000         Morgan Stanley ABS Capital I Inc.,
                             Series 2004-NC5, Class B4, 7.67%, 5/25/34**+ .............           3,874,443
         5,000,000         North Street Referenced Linked Notes,
                             Series 2000-1, Class B, 6.43%, 4/28/11**+ ................           4,303,125
         1,962,067         Oakwood Mortgage Investors, Inc.,
                             Series 1999-B, Class M1, 7.18%, 12/15/26 .................             277,581
         2,730,619         Oakwood Mortgage Investors, Inc.,
                             Series 2001-C, Class A3, 6.61%, 2/15/21** ................           1,645,482
         3,000,000         Oakwood Mortgage Investors, Inc.,
                             Series 2002-B, Class M1, 7.62%, 6/15/32 ..................             787,509
         4,000,000         Park Place Securities, Inc.,
                             Series 2004-WCW1, Class M9, 8.82%, 9/25/34**+ ............           3,936,108
         5,250,000         Park Place Securities, Inc.,
                             Series 2005-WCH1, Class M10, 7.82%, 1/25/36**+ ...........           4,722,739
         4,569,685         Pegasus Aviation Lease Securitization III,
                             Series 2001-1A, Class A3, 6.03%, 3/10/14**+ ..............           4,146,989
         4,000,000         Rosedale CLO Ltd.,
                             Series 1-A, Class II, 7/24/21** ..........................           3,920,000
         1,304,000         Soundview Home Equity Loan Trust,
                             Series 2006-OPT1, Class M9, 7.82%, 3/25/36**+ ............           1,194,551
         3,000,000         Structured Asset Securities Corp.,
                             Series 2002-HF2, Class M3, 7.32%, 7/25/32+ ...............           2,801,637
         1,423,489         Structured Asset Securities Corp.,
                             Series 2004-S3, Class M9, 6.00%, 11/25/34**+ .............           1,375,774

                       See Notes to Financial Statements.                 Page 5

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2006


         PRINCIPAL                                                                              MARKET
           VALUE                         DESCRIPTION                                            VALUE
-------------------------  ------------------------------------------------------------- ------------------
ASSET BACKED SECURITIES - (CONTINUED)

$        5,032,000         Structured Asset Securities Corp.,
                             Series 2005-S6, Class B2, 7.82%, 11/25/35**+ .............  $        4,455,168
           913,000         UFCU Manufactured Housing Contract,
                             Series 1996-1, Class M, 7.90%, 1/15/28 ...................             438,240
         3,000,000         Wilbraham CBO Ltd.,
                             Series 1A, Class A2, 6.28%, 7/13/12**+` ..................           2,430,000
                                                                                         -------------------
                           TOTAL ASSET BACKED SECURITIES ..............................         151,594,342
                                                                                         -------------------
                           (Cost $145,368,128)

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.0%
         1,679,147         Countrywide Home Loans, Inc.,
                             Series 2004-23, Class B4, 6.57%, 11/25/34+ ...............           1,454,723
         3,991,001         CWALT, Inc., Pass-Through Certificates,
                             Series 2005-56, Class B4, 6.57%, 11/25/35**+ .............           2,434,961
        12,815,053         CWALT, Inc., Pass-Through Certificates,
                             Series 2005-56, Class B5, 6.57%, 11/25/35**+ .............           2,720,733
         3,127,716         HarborView Mortgage Loan Trust,
                             Series 2004-2, Class B5, 6.32%, 6/19/34+ .................           2,732,245
         1,918,971         HarborView Mortgage Loan Trust,
                             Series 2004-8, Class B5, 6.57%, 11/19/34+ ................           1,687,460
         1,395,006         Washington Mutual,
                             Series 2006-AR4, Class B13, 6.06%, 5/25/46**+ ............             907,367
         3,490,191         Washington Mutual,
                             Series 2006-AR4, Class B14, 6.06%, 5/25/46**+ ............             741,510
         4,160,306         WMALT Mortgage Pass-Through Certificates,
                             Series 2006-AR2, Class B13, 7.07%, 4/25/46+ ..............           2,565,119
                                                                                         -------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ..................          15,244,118
                                                                                         -------------------
                           (Cost $14,580,727)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9%
         1,000,000         Banc of America Large Loan, Inc.,
                             Series 2005-MIB1, Class L, 8.32%, 3/15/22**+ .............             980,379
           403,064         CS First Boston Mortgage Securities Corp.,
                             Series 1995-WF1, Class G, 8.57%, 12/21/27 ................             406,698
        19,206,223         FannieMae-ACES,
                             Series 1998-M7, Class N, IO, 0.80%, 5/25/36+ .............             396,128
           955,269         GE Capital Commercial Mortgage Corp.,
                             Series 2000-1, Class G, 6.13%, 1/15/33** .................             910,877
       119,426,039         Government National Mortgage Association,
                             Series 2001-44, Class IO, IO, 0.69%, 7/16/41+ ............           3,343,356
        43,361,088         Government National Mortgage Association,
                             Series 2003-59, Class XA, IO, 0.94%, 6/16/34+ ............           3,816,856
         7,007,818         LB-UBS Commercial Mortgage Trust,
                             Series 2001-C7, Class S, 5.87%, 11/15/33** ...............           4,279,826
         5,000,000         Morgan Stanley Capital I Inc.,
                             Series 2003-IQ5, Class O, 5.24%, 4/15/38** ...............           2,823,655
                                                                                         -------------------
                           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES ................          16,957,775
                                                                                         -------------------
                           (Cost $16,880,920)

Page 6                 See Notes to Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2006


         PRINCIPAL                                                                              MARKET
           VALUE                         DESCRIPTION                                            VALUE
-------------------------  ------------------------------------------------------------- ------------------
CORPORATE BONDS AND NOTES - 19.6%

$        2,500,000         Broadview Networks Holdings, Inc.,
                             Secured Senior Note, 11.38%, 9/01/12** ...................  $        2,606,250
           375,000         CitiSteel USA, Inc.,
                             Secured Senior Note, PIK, 15.00%, 10/01/10** .............             406,875
         1,000,000         Coleman Cable Inc.,
                             Company Guarantee, 9.88%, 10/01/12 .......................           1,020,000
         2,000,000         Edgen Acquisition Corp.,
                             Secured Senior Note, 9.88%, 2/01/11 ......................           1,990,000
         2,000,000         Elgin National Industries, Inc.,
                             Series B, Company Guarantee, 11.00%, 11/01/07 ............           1,961,754
         3,000,000         Eurofresh Inc.,
                             Senior Note, 11.50%, 1/15/13** ...........................           2,940,000
         1,500,000         FMG Finance Pty Ltd.,
                             Secured Senior Note, 10.63%, 9/01/16** ...................           1,485,000
         3,000,000         GFSI, Inc.
                             Senior Subordinated Note, 9.63%, 3/01/07 .................           2,945,539
         3,000,000         GSI Group Inc.,
                             Company Guarantee, 12.00%, 5/15/13 .......................           3,202,500
         1,000,000         Interactive Health, LLC,
                             Senior Note, 7.25%, 4/01/11** ............................             760,000
         1,500,000         Lexington Precision Corp.,
                             Units, 12.00%, 8/01/09 ...................................           1,177,265
         2,500,000         Mrs. Fields Famous Brands, LLC,
                             Secured Senior Note, 11.50%, 3/15/11 .....................           2,112,500
         1,000,000         PCA Finance Corp., LLC,
                             Secured Senior Note, 14.00%, 6/01/09** ...................             999,331
         3,000,000         Rafealla Apparel Group, Inc.,
                             Senior Note, 11.25%, 6/15/11** ...........................           3,015,000
         2,000,000         Sheridan Group, Inc.,
                             Secured Senior Note, 10.25%, 8/15/11 .....................           2,050,000
         2,000,000         Transmeridian Exploration Inc.,
                             Company Guarantee, 12.00%, 12/15/10 ......................           1,990,000
         2,000,000         TriMas Corp.,
                             Company Guarantee, 9.88%, 6/15/12 ........................           1,895,000
         2,000,000         Uno Restaurant Holdings Corp.,
                             Senior Note, 10.00%, 2/15/11** ...........................           1,620,000
         3,000,000         Wornick Company,
                             Secured Senior Note, 10.88%, 7/15/11 .....................           3,015,000
                                                                                         -------------------
                           TOTAL CORPORATE BONDS AND NOTES ............................          37,192,014
                                                                                         -------------------
                           (Cost $37,497,829)

                       See Notes to Financial Statements.                 Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2006


         PRINCIPAL                                                                              MARKET
           VALUE                         DESCRIPTION                                            VALUE
-------------------------  ------------------------------------------------------------- ------------------
PREFERRED SECURITIES - 12.0%

         5,000,000         Babson CLO Ltd., Series 2005-1A, Subordinated Note .........  $        4,950,000
         2,000,000         Babson CLO Ltd. ** .........................................           1,730,000
         1,000,000         Flagship CLO, Series 2005-4I, Subordinated ** ..............             935,000
           350,000         Independence III CDO, Ltd., Series 3A, Class PS ** .........             525,000
        10,000,000         Kenmore Street Synthetic CDO, Series 2006-1A, Note ** ......           4,750,000
         6,500,000         MM Community  Funding III, Series 3A, Subordinated Note ** .           4,160,000
         4,775,000         Pro Rata Funding Ltd. Inc. ** ..............................           3,915,500
         2,000,000         Soloso CDO Ltd., Series 2005-1 ** ..........................           1,829,680
                                                                                         -------------------
                           TOTAL PREFERRED SECURITIES .................................          22,795,180
                                                                                         -------------------
                           (Cost $22,789,599)

                           TOTAL INVESTMENTS - 128.2% .................................         243,783,429
                           (Cost $237,117,203)*

                           LOAN OUTSTANDING - (32.6)% .................................         (62,000,000)
                                                                                         -------------------
                           NET OTHER ASSETS AND LIABILITIES - 4.4% ....................           8,327,367
                                                                                         -------------------
                           NET ASSETS - 100.0% ........................................  $      190,110,796
                                                                                         ===================

--------------------------------------------------
         *   Aggregate cost for federal income tax purposes is $237,467,452.
        **   Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. At October 31,
             2006,  these securities amounted to $143,830,061 or 75.7% of net assets (Note 2C).
         +   Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2006.
      ACES   Alternative Credit Enhancement Securities
        IO   Interest only
       PIK   Payment-in-Kind


Page 8                 See Notes to Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value
         (Cost $237,117,203) .............................................................................      $243,783,429
Cash .....................................................................................................         4,667,327
Prepaid expenses .........................................................................................            69,484
Receivables:
         Investment securities sold ......................................................................         2,472,111
         Dividends and interest ..........................................................................         3,256,291
                                                                                                                -------------
Total Assets .............................................................................................       254,248,642
                                                                                                                -------------
LIABILITIES:
Payables:
Outstanding loan .........................................................................................        62,000,000
Investment securities purchased ..........................................................................         1,533,229
Interest and fees due on loan ............................................................................           311,544
Investment advisory fees .................................................................................           190,687
Audit and legal fees .....................................................................................            44,451
Printing fees ............................................................................................            24,319
Administrative fees ......................................................................................            20,347
Custodian fees ...........................................................................................             1,788
Transfer agent fees ......................................................................................             2,739
Trustees' fees and expenses ..............................................................................             3,333
Accrued expenses .........................................................................................             5,409
                                                                                                                -------------
Total Liabilities ........................................................................................        64,137,846
                                                                                                                -------------
NET ASSETS ...............................................................................................      $190,110,796
                                                                                                                =============
NET ASSETS CONSIST OF:
Undistributed net investment income ......................................................................      $  3,240,521
Accumulated net realized gain on investments sold ........................................................           605,525
Net unrealized appreciation of investments ...............................................................         6,666,226
Par value ................................................................................................            94,223
Paid-in capital ..........................................................................................       179,504,301
                                                                                                                -------------
Net Assets ...............................................................................................      $190,110,796
                                                                                                                =============

NET ASSET VALUE, applicable to Common Shares outstanding (par value $0.01 per Common Share) ..............      $      20.18
                                                                                                                =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ..............         9,422,339
                                                                                                                =============

                       See Notes to Financial Statements.                 Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2006*

INVESTMENT INCOME:
Interest .................................................................................................      $ 11,746,227
Dividends ................................................................................................         1,665,338
                                                                                                                ------------
         Total investment income .........................................................................        13,411,565
                                                                                                                ------------
EXPENSES:
Investment advisory fees .................................................................................         1,091,044
Interest and fees on outstanding loan payable ............................................................           802,037
Audit and legal fees .....................................................................................           151,659
Administration fees ......................................................................................           119,462
Printing fees ............................................................................................            40,635
Trustees' fees and expenses ..............................................................................            23,882
Transfer agent fees ......................................................................................            24,133
Custodian fees ...........................................................................................            12,870
Other ....................................................................................................            60,904
                                                                                                                ------------
         Total expenses ..................................................................................         2,326,626
                                                                                                                ------------
NET INVESTMENT INCOME ....................................................................................        11,084,939
                                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments during the period .......................................................           605,525
Net change in unrealized appreciation/(depreciation) of investments during the period ....................         6,666,226
                                                                                                                ------------
Net realized and unrealized gain on investments ..........................................................         7,271,751
                                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................      $ 18,356,690
                                                                                                                ============

--------------------------------------------------
* The Fund commenced operations on March 21, 2006.

Page 10                See Notes to Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF CHANGES IN NET ASSETS



                                                                                                            PERIOD
                                                                                                            ENDED
                                                                                                         10/31/2006*
                                                                                                         ------------
OPERATIONS:
Net investment income ................................................................................   $ 11,084,939
Net realized gain on investments during the period ...................................................        605,525
Net change in unrealized appreciation/(depreciation) of investments during the period ................      6,666,226
                                                                                                         ------------
Net increase in net assets resulting from operations .................................................     18,356,690
                                                                                                         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................................................................     (7,844,418)
                                                                                                         ------------
Total distributions to shareholders ..................................................................     (7,844,418)
CAPITAL TRANSACTIONS:
Net proceeds from sale of 9,405,236 Common Shares ....................................................    179,640,008
Proceeds from 17,103 shares reinvested ...............................................................        334,726
Offering costs .......................................................................................       (376,210)
                                                                                                         ------------
Net increase from capital transactions ...............................................................    179,598,524
                                                                                                         ------------
Net increase in net assets ...........................................................................    190,110,796
NET ASSETS:
Beginning of period ..................................................................................             --
                                                                                                         ------------
End of period ........................................................................................   $190,110,796
                                                                                                         ============
Undistributed net investment income at end of period .................................................   $  3,240,521
                                                                                                         ============

--------------------------------------------------
* The Fund commenced operations on March 21, 2006.


                       See Notes to Financial Statements.                Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED OCTOBER 31, 2006*

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .....................................   $    18,356,690
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
  Changes in assets and liabilities:
  Increase in investments, at value** ....................................................      (243,783,429)
  Increase in dividends and interest receivable ..........................................        (3,256,291)
  Increase in prepaid expenses and other assets ..........................................           (69,484)
  Increase in receivable for investment securities sold ..................................        (2,472,111)
  Increase in payable for investment securities purchased ................................         1,533,229
  Increase in interest expense and fees due on outstanding loan ..........................           311,544
  Increase in investment advisory fees payable ...........................................           190,687
  Increase in audit and legal fees payable ...............................................            44,451
  Increase in printing fees payable ......................................................            24,319
  Increase in administrative fees payable ................................................            20,347
  Increase in custodian fees payable .....................................................             1,788
  Increase in transfer agent fees ........................................................             2,739
  Increase in trustees' fees and expenses ................................................             3,333
  Increase in accrued expenses ...........................................................             5,409
                                                                                             ---------------
CASH USED BY OPERATING ACTIVITIES ........................................................                       $(229,086,779)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Common Shares sold (net of offering cost of $376,210) ....................       179,263,798
  Proceeds from Common Shares reinvested .................................................           334,726
  Distributions to shareholders from net investment income ...............................        (7,844,418)
  Proceeds from issuance of loan .........................................................        62,000,000
                                                                                             ---------------
CASH USED BY FINANCING ACTIVITIES ........................................................                         233,754,106
                                                                                                                 -------------
Increase in cash .........................................................................                           4,667,327
Cash at beginning of period ..............................................................                                  --
                                                                                                                 -------------
Cash at end of period ....................................................................                       $   4,667,327
                                                                                                                 =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest and fees on loan ................................                       $     490,493

--------------------------------------------------
*  The Fund commenced operations on March 21, 2006.
** Includes net change in unrealized appreciation (depreciation) of investments of $6,666,226.


Page 12                See Notes to Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          PERIOD
                                                                                                          ENDED
                                                                                                        10/31/2006*
                                                                                                      -------------
Net asset value, beginning of period ............................................................     $    19.10(a)
                                                                                                      -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................................................           1.18
Net realized and unrealized gain on investments .................................................           0.77
                                                                                                      -----------
Total from investment operations ................................................................           1.95
                                                                                                      -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................................................................          (0.83)
                                                                                                      -----------
Total from distributions ........................................................................           0.83
                                                                                                      -----------
Common Shares offering costs charged to paid-in capital .........................................          (0.04)
                                                                                                      -----------
Net asset value, end of period ..................................................................     $    20.18
                                                                                                      ===========
Market value, end of period .....................................................................     $    20.88
                                                                                                      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (B)+ ......................................................          10.13%
                                                                                                      ===========
TOTAL RETURN BASED ON MARKET VALUE (C)+ .........................................................           8.93%
                                                                                                      ===========
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................................................     $  190,111
Ratio of total expenses to average net assets excluding interest expense ........................           1.40% **
Ratio of total expenses to average net assets ...................................................           2.13%**
Ratio of net investment income to average net assets ............................................          10.15%**
Portfolio turnover rate .........................................................................             24%
INDEBTEDNESS:
Loan outstanding (in 000's) .....................................................................     $   62,000
Asset coverage per $1,000 of indebtedness (d) ...................................................     $    4,066
--------------------------------------------------

*    The Fund commenced operations on March 21, 2006.
**   Annualized.
(a)  Net of sales load of $0.90 per share on initial shares issued.
(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gainsdistributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share anddoes not reflect sales load.
(c) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gainsdistributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.
(d) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.
+    Total return is not annualized for periods less than one year.


                       See Notes to Financial Statements.                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006


                              1. FUND DESCRIPTION

First Trust Strategic High Income Fund II (the "Fund") is a diversified closed-end management investment company organized as a Massachusetts business trust on January 18, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund intends to achieve its investment objectives by investing in a diversified portfolio of non-investment grade and investment grade debt securities that Valhalla Capital Partners LLC ("Valhalla" or the "Sub-Advisor") believes offers an attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets less any accrued liabilities. The NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Standard Time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature within 60 days are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund follows the provisions of EMERGING ISSUES TASK FORCE NO. 99 20 ("EITF 99 20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99 20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006

non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are defined as securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. As of October 31, 2006, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.


                                                                           ACQUISITION       CARRYING VALUE     CURRENT
SECURITY                                                                      DATE              PER UNIT         COST
ACLC Business Loan Receivables Trust, Series 1998-2, Class B                 9/19/06            $  94.72      $  4,716,210
ACLC Business Loan Receivables Trust, Series 1999-2, Class D                 4/25/06              100.18         1,433,285
Argent Securities Inc., Series 2004-PW1, Class M10                            4/4/06               96.75         4,074,511
Asset Backed Securities Corp. Home Equity Loan Trust,
   Series 2005-HE2, Class M8                                                  6/9/06               92.42         1,894,128
Atherton Franchisee Loan Funding, Series 1999-A, Class A2                     6/8/06              102.79         9,180,477
Babson CLO Ltd.                                                              3/31/06                0.87         1,720,000
Banc of America Large Loan, Inc., Series 2005-M1B1, Class L                  6/26/06               98.04           994,588
Broadview Networks Holdings, Inc., Secured Senior Note                      10/16/06              104.25         2,587,185
Captec Franchise Trust, Series 1999-1, Class D                               9/07/06               28.31         1,662,366
CitiSteel USA, Inc., Senior Secured Note, PIK                                6/29/06              108.50           375,000
Conseco Finance Securitizations Corp., Series 1999-6, Class M1               4/27/06                9.00           504,846
CWALT, Inc., Pass-Through Certificates, Series 2005-56, Class B4             4/11/06               61.01         2,345,022
CWALT, Inc., Pass-Through Certificates, Series 2005-56, Class B5             4/11/06               21.23         2,482,226
EMAC Owner Trust, LLC, Series 1998-1, Class A3                               4/11/06               90.67         6,004,566
EMAC Owner Trust, LLC, Series 2000-1, Class A1                               4/11/06               74.06         2,860,477
EMAC Owner Trust, LLC, Series 2000-1, Class A2                               4/25/06               74.06         3,428,999
Encore Credit Receivables Trust, Series 2005-4, Class M11                    9/27/06               80.71         2,403,786
Eurofresh Inc., Senior Note                                                  5/17/06               98.00         3,007,479
Flagship CLO, Series 2005-4I, Subordinated                                   4/17/06                0.94           930,000
FMAC Loan Receivables Trust, Series 1996-B, Class A2                         4/25/06               75.13           950,039
FMAC Loan Receivables Trust, Series 1997-A, Class B                          7/31/06              101.16         1,520,344
FMAC Loan Receivables Trust, Series 1997-C, Class AX                         7/31/06                7.30         1,753,513
FMAC Loan Receivables Trust, Series 1998-CA, Class A3                        4/11/06               89.18         5,202,439
FMG Finance Pty Ltd., Secured Senior Note                                   10/11/06               99.00         1,477,603
GE Capital Commercial Mortgage Corp., Series 2000-1, Class G                  6/6/06               95.35           920,043
Halyard Multi Asset CBO I, Ltd., Series 1A, Class B                          4/11/06               75.00         2,750,073
Helios Series I, Multi Asset CBO, Ltd., Series 1A, Class C                   8/09/06               38.32         3,656,650
Independence III CDO, Ltd., Series 3A, Class PS                              4/11/06                1.50           525,000
Interactive Health, LLC, Senior Note                                          4/3/06               76.00           861,101
Kenmore Street Synthetic CDO, Series 2006-1A, Note                           8/22/06                0.48         4,500,000
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class S                    4/25/06               61.07         4,043,952
Liberty Square CDO, Ltd., Series 2001-1X, Class C                             7/5/06               86.00         1,822,719
Longhorn CDO Ltd., Series 1, Class C                                          4/4/06               97.75         1,815,108
MM Community Funding III, Series 3A, Subordinated Note                       4/12/06                0.64         4,216,875
Morgan Stanley ABS Capital I Inc., Series 2004-NC5, Class B4                 6/14/06               97.54         3,961,490
Morgan Stanley Capital I Inc., Series 2003-IQ5, Class 0                     10/19/06               56.47         2,787,500
North Street Referenced Linked Notes, Series 2000-1, Class B                 4/21/06               86.06         4,214,074
Oakwood Mortgage Investors Inc., Series 2001-C, Class A3                     4/27/06               60.26         1,685,820
Park Place Securities, Inc., Series 2004-WCW1, Class M9                       6/8/06               98.40         3,720,713
Park Place Securities, Inc., Series 2005-WCH1, Class M10                      4/4/06               89.96         4,823,290
PCA Finance Corp., LLC, Secured Senior Note                                   4/6/06               99.93         1,020,000
Pegasus Aviation Lease Securitization III, Series 2001-1A, Class A3          4/11/06               90.75         4,016,870
Pro Rata Funding Ltd. Inc.                                                   4/11/06                0.82         3,867,750
Rafealla Apparel Group, Inc., Senior Note                                    5/16/06              100.50         2,925,126

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006


                                                                           ACQUISITION       CARRYING VALUE     CURRENT
SECURITY                                                                      DATE              PER UNIT         COST
Rosedale CLO Ltd, Series 1-A, Class II                                        5/5/06            $  98.00      $  3,840,000
Soloso CDO Ltd., Series 2005-1                                               4/24/06                0.91         1,995,000
Soundview Home Equity Loan Trust, Series 2006-OPT1, Class M9                  6/9/06               91.61         1,193,848
Structured Asset Securities Corp., Series 2004-S3, Class M9                  4/21/06               96.65         1,258,550
Structured Asset Securities Corp., Series 2005-S6, Class B2                  4/21/06               88.54         4,432,495
Uno Restaurant Holdings Corp., Senior Note                                   3/31/06               81.00         1,701,224
Washington Mutual, Series 2006-AR4, Class B13                                4/11/06               65.04           860,016
Washington Mutual, Series 2006-AR4, Class B14                                4/11/06               21.25           643,460
Wilbraham CBO Ltd., Series 1A, Class A2                                      4/11/06               81.00         2,340,000

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. There were no permanent differences incurred during the period ended October 31, 2006.

The tax character of distributions paid during the fiscal period ended October 31, 2006 is as follows:

Distributions paid from:                      2006
Ordinary Income......................      $7,844,418

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income........      $4,196,296
Undistributed Long-Term Capital Gains      $       --
Net Unrealized Appreciation .........      $6,315,977

E. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Valhalla have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $376,210, was recorded as a reduction of the proceeds from the sale of Common Shares.

H. NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of borrowings).

Valhalla, a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities, serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.40% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of its affiliates ("Independent Trustees") an annual retainer of $10,000, which includes compensation for all board meetings and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the fiscal period ended October 31, 2006, aggregated amounts were $276,565,831 and $40,144,911, respectively.

As of October 31, 2006, the aggregate gross unrealized appreciation for all securities in which there as an excess of value over tax cost was $8,389,089 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,073,112.

                                5. COMMON SHARES

As of October 31, 2006, 9,422,339 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:


                                                                   PERIOD ENDED OCTOBER 31, 2006
                                                                    SHARES              AMOUNT
Proceeds from Common Shares sold ...............................   9,405,236         $179,640,008
Common Shares issued as reinvestment of dividends under the
  Dividend Reinvestment Plan ...................................      17,103              334,726
Offering costs .................................................          --             (376,210)
                                                                  ----------         ------------
                                                                   9,422,339         $179,598,524
                                                                  ==========         ============

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of October 31, 2006, no Preferred Shares had been issued.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006

                          7. REVOLVING LOAN AGREEMENT

On May 31, 2006, the Fund entered into a Revolving Credit and Security Agreement between the Fund, Liberty Street Funding Corp., as conduit lender, and The Bank of Nova Scotia, as secondary lender, which provides for a revolving credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Revolving Credit and Security Agreement is $62,000,000. For the fiscal period ended October 31, 2006, the average amount outstanding was $20,275,556. The high and low annual interest rates during the fiscal period ended October 31, 2006 were 5.34% and 5.37%, respectively, and the weighted average interest rate was 5.35%. At October 31, 2006, the Fund had outstanding borrowings of $62,000,000 under the credit facility.

                            8. CONCENTRATION OF RISK

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 100% of its Managed Assets in non-investment grade securities. Below-investment grade securities are rated below "Baa" by Moody's Investors Service, Inc., below "BBB" by Standard & Poor's Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be volatile, and these securities are less liquid than investment grade debt securities.

                              9. SUBSEQUENT EVENTS

On October 20, 2006, the Fund declared a dividend of $0.1667 per share, which represents a dividend from net investment income to Common Shareholders of record November 3, 2006, payable November 15, 2006.

On November 20, 2006, the Fund declared a dividend of $0.1667 per share, which represents a dividend from net investment income to Common Shareholders of record December 5, 2006, payable December 12, 2006.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the "Fund"), including the portfolio of investments, as of October 31, 2006, the related statements of operations, changes in net assets and the financial highlights for the period March 21, 2006 (inception) through October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period March 21, 2006 (inception) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.


[GRAPHIC OMITTED]
DELOITTE & TOUCHE LLP SIG

Chicago, Illinois
December 18, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2006 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

         (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
             (ii) 95% of the market price on that date.

         (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2006 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 15, 2006, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2006, 0.00% qualify for the corporate dividend receivable deduction available to corporate shareholders.

                               BY-LAW AMENDMENTS

On June 12, 2006, and December 10, 2006, the Board of Trustees of the
Fund approved certain changes to the By-Laws of the Fund that may have the effect of developing or preventing a change of control of the Fund. The changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the amended By-Laws, investors may call the Fund at (800) 988-5891.

                         CHANGE IN INVESTMENT POLICIES

The Fund is currently permitted to invest up to 20% of its Managed Assets in foreign securities. At a meeting held on October 24, 2006, the Board of Trustees of the Fund adopted the following policy:

First Trust Strategic High Income Fund II may invest up to 50% of its Managed Assets in foreign securities, provided, however, that the total of 40% of the percentage of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers does not exceed 20% of the Fund's Managed Assets.

The change in policy described above was not required to be, and was not, approved by the shareholders of the Fund. The new policy may also be changed by the Board of Trustees without shareholder approval. The new policy will be effective on March 1, 2007.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006




Information pertaining to the Trustees and Officers* of the Fund is set forth below.


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o  One year term       Physician; President,     34 portfolios           None
D.O.B. 04/51                       o  7 months served     Wheaton Orthopedics;
c/o First Trust Advisors L.P.                             Co-owner and Co-
1001 Warrenville Road                                     Director, Sports Med
Suite 300                                                 Center for Fitness;
Lisle, IL 60532                                           Limited Partner,
                                                          Gundersen Real Estate
                                                          Partnership

Thomas R. Kadlec, Trustee          o  One year term       Vice President and Chief  34 portfolios           None
D.O.B. 11/57                       o  7 months served     Financial Officer (1990
c/o First Trust Advisors L.P.                             to present), ADM
1001 Warrenville Road                                     Investor Services, Inc.
Suite 300                                                 (Futures Commission
Lisle, IL 60532                                           Merchant); Registered
                                                          Representative (2000 to
                                                          present), Segerdahl &
                                                          Company, Inc., an
                                                          NASD member (Broker-
                                                          Dealer); President, ADM
                                                          Derivatives, Inc. (May
                                                          2005 to present)

Robert F. Keith, Trustee           o  One year term       President, Hibs           22 portfolios           None
D.O.B. 11/56                       o  5 months served     Enterprises (Financial and
c/o First Trust Advisors L.P.                             Management Consulting)
1001 Warrenville Road                                     (2003 to present);
Suite 300                                                 Aramark Service Master
Lisle, IL 60532                                           Management (2001 to
                                                          2003); President and
                                                          Chief Operating Officer,
                                                          Service Master
                                                          Management Services
                                                          (1998 to 2003)

Niel B. Nielson, Trustee           o  One year            President, Covenant       34 portfolios           Director of Good News
D.O.B. 03/54                       o  7 months served     College (June 2002 to                             Publishers-Crossway
c/o First Trust Advisors L.P.                             present); Pastor, College                         Books; Covenant
1001 Warrenville Road                                     Church in Wheaton                                 Transport, Inc.
Suite 300                                                 (1997 to June 2002)
Lisle, IL 60532

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006



                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,           o  One year Trustee    President, First Trust    34 portfolios           Trustee of Wheaton
President, Chairman of the            term and indefinite Advisors L.P. and First                                College
Board and CEO                         officer term        Trust Portfolios L.P.;
D.O.B. 09/55                       o  7 months served     Chairman of the Board,
1001 Warrenville Road                                     BondWave LLC
Suite 300                                                 (software development
Lisle, IL 60532                                           company/Broker-Dealer)
                                                          and Stonebridge
                                                          Advisors LLC
---------------------------------------------------------------------------------------------------------------------------
                         OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,        o  Indefinite term     Chief Financial Officer,  N/A                     N/A
Controller, Chief Financial        o  7 months served     Managing Director,
Officer, Chief Accounting                                 First Trust Advisors L.P.
Officer                                                   and First Trust Portfolios
D.O.B. 11/57                                              L.P.; Chief Financial
1001 Warrenville Road                                     Officer, BondWave LLC
Suite 300                                                 and Stonebridge
Lisle, IL 60532                                           Advisors LLC

Susan M. Brix                      o  Indefinite term     Representative, First     N/A                     N/A
Assistant Vice President           o  7 months served     Trust Portfolios L.P.;
D.O.B. 01/60                                              Assistant Portfolio
1001 Warrenville Road                                     Manager, First
Suite 300                                                 Trust Advisors L.P.
Lisle, IL 60532

Robert F. Carey                    o  Indefinite term     Senior Vice President,    N/A                     N/A
Vice President                     o  7 months served     First Trust Advisors L.P.
D.O.B. 07/63                                              and First Trust
1001 Warrenville Road                                     Portfolios L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                     o  Indefinite term     Vice President, First     N/A                     N/A
Assistant Treasurer                o  7 months served     Trust Advisors L.P. and
D.O.B. 01/66                                              First Trust Portfolios L.P.
1001 Warrenville Road                                     (January 2005 to
Suite 300                                                 present); Executive
Lisle, IL 60532                                           Director, Van Kampen
                                                          Asset Management and
                                                          Morgan Stanley
                                                          Investment Management
                                                          (1999-2005)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2006



                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                  OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary        o  Indefinite term     General Counsel,          N/A                     N/A
and Chief Compliance               o  7 months served     First Trust Advisors L.P.
Officer                                                   and First Trust
D.O.B. 05/60                                              Portfolios L.P.;
1001 Warrenville Road                                     Secretary, BondWave
Suite 300                                                 LLC and Stonebridge
Lisle, IL 60532                                           Advisors LLC

Daniel J. Lindquist                o  Indefinite term     Senior Vice President,    N/A                     N/A
Vice President                     o  7 months served     First Trust Advisors L.P.
D.O.B. 02/70                                              and First Trust Portfolios
1001 Warrenville Road                                     L.P. (April 2004 to
Suite 300                                                 present); Chief Operating
Lisle, IL 60532                                           Officer, Mina Capital
                                                          Management, LLC
                                                          (January 2004-April
                                                          2004); Chief Operating
                                                          Officer, Samaritan Asset
                                                          Management Services,
                                                          Inc. (April 2000-January
                                                          2004)

Kristi A. Maher                    o  Indefinite term     Assistant General         N/A                     N/A
Assistant Secretary                o  7 months served     Counsel, First Trust
D.O.B.12/66                                               Advisors L.P. and First
1001 Warrenville Road                                     Trust Portfolios L.P.
Suite 300                                                 (March 2004 to
Lisle, IL 60532                                           present); Associate,
                                                          Chapman and Cutler
                                                          LLP (1995-2004)

Roger F. Testin                    o  Indefinite term     Senior Vice President,    N/A                     N/A
Vice President                     o  7 months served     First Trust Advisors L.P.
D.O.B 06/66                                               and First Trust Portfolios
1001 Warrenville Road                                     L.P. (August 2001 to
Suite 300                                                 present); Analyst, Dolan
Lisle, IL 60532                                           Capital Management
                                                          (1998-2001)

-----------------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         (a) AUDIT FEES  (REGISTRANT)  -- The  aggregate  fees  billed  from the
Registrant's inception on March 28, 2006 through October 31, 2006, for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,000.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed from the Registrant's inception on March 28, 2006 through October 31, 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed from the Registrant's inception on March 28, 2006 through October 31, 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed from the Registrant's inception on March 28, 2006 through October 31, 2006, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed from the Registrant's inception on March 28, 2006 through October 31, 2006, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed from the Registrant's inception on March 28, 2006 through October 31, 2006 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $390. These fees were for compliance consulting services.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed from the Registrant's inception on March 28, 2006 through October 31, 2006 for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy both amended as of December 10, 2006, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from the Registrant's inception on March 28, 2006 through October 31, 2006 were $390 for the Registrant and $31,175 for the Registrant's investment adviser.

     (h) On December 10, 2006, the Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

--------------------------------------------------------------------------------

                                    ISS 2006 US PROXY VOTING GUIDELINES
                                                                SUMMARY

--------------------------------------------------------------------------------

                                                          [LOGO] ISS
                                              INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                        ROCKVILLE, MD 20850-4045
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                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS ........................................................  6
      Adjourn Meeting .......................................................  6
      Amend Quorum Requirements .............................................  6
      Amend Minor Bylaws ....................................................  6
      Change Company Name ...................................................  6
      Change Date, Time, or Location of Annual Meeting ......................  6
      Ratifying Auditors ....................................................  6
      Transact Other Business ...............................................  6

2. BOARD OF DIRECTORS: ......................................................  7
      Voting on Director Nominees in Uncontested Elections ..................  7
      2006 Classification of Directors ......................................  9
      Age Limits ............................................................ 10
      Board Size ............................................................ 10
      Classification/Declassification of the Board .......................... 10
      Cumulative Voting ..................................................... 10
      Director and Officer Indemnification and Liability Protection ......... 11
      Establish/Amend Nominee Qualifications ................................ 11
      Filling Vacancies/Removal of Directors ................................ 11
      Independent Chair (Separate Chair/CEO) ................................ 11
      Majority of Independent Directors/Establishment of Committees ......... 12
      Majority Vote Shareholder Proposals ................................... 12
      Office of the Board ................................................... 13
      Open Access ........................................................... 13
      Stock Ownership Requirements .......................................... 13
      Term Limits ........................................................... 13

3. PROXY CONTESTS ........................................................... 14
      Voting for Director Nominees in Contested Elections ................... 14
      Reimbursing Proxy Solicitation Expenses ............................... 14
      Confidential Voting ................................................... 14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .......................... 15
      Advance Notice Requirements for Shareholder Proposals/Nominations ..... 15
      Amend Bylaws without Shareholder Consent .............................. 15
      Poison Pills .......................................................... 15
      Shareholder Ability to Act by Written Consent ......................... 15
      Shareholder Ability to Call Special Meetings .......................... 15
      Supermajority Vote Requirements ....................................... 15

5. MERGERS AND CORPORATE RESTRUCTURINGS ..................................... 16
      Overall Approach ...................................................... 16

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      Appraisal Rights ...................................................... 16
      Asset Purchases ....................................................... 16
      Asset Sales ........................................................... 17
      Bundled Proposals ..................................................... 17
      Conversion of Securities .............................................. 17
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse Leveraged Buyouts/Wrap Plans ............................ 17
      Formation of Holding Company .......................................... 17
      Going Private Transactions (LBOs, Minority Squeezeouts, and
      Going Dark) ..........................................................  18
      Joint Ventures .......................................................  18
      Liquidations .........................................................  18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
      or Acquisition .......................................................  18
      Private Placements/Warrants/Convertible Debentures ...................  18
      Spinoffs .............................................................  19
      Value Maximization Proposals .........................................  19

6. STATE OF INCORPORATION ..................................................  20
      Control Share Acquisition Provisions .................................  20
      Control Share Cash-out Provisions ....................................  20
      Disgorgement Provisions ..............................................  20
      Fair Price Provisions ................................................  20
      Freeze-out Provisions ................................................  20
      Greenmail ............................................................  20
      Reincorporation Proposals ............................................  21
      Stakeholder Provisions ...............................................  21
      State Antitakeover Statutes ..........................................  21

7. CAPITAL STRUCTURE .......................................................  22
      Adjustments to Par Value of Common Stock .............................  22
      Common Stock Authorization ...........................................  22
      Dual-Class Stock .....................................................  22
      Issue Stock for Use with Rights Plan .................................  22
      Preemptive Rights ....................................................  22
      Preferred Stock ......................................................  22
      Recapitalization .....................................................  23
      Reverse Stock Splits .................................................  23
      Share Repurchase Programs ............................................  23
      Stock Distributions: Splits and Dividends ............................  23
      Tracking Stock .......................................................  23

8. EXECUTIVE AND DIRECTOR COMPENSATION ...................................... 24
   Equity Compensation Plans ................................................ 24
      Cost of Equity Plans .................................................. 24
      Repricing Provisions .................................................. 24
      Pay-for Performance Disconnect ........................................ 24
      Three-Year Burn Rate/Burn Rate Commitment ............................. 26
      Poor Pay Practices .................................................... 27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations:..... 28
      Dividend Equivalent Rights ............................................ 28
      Liberal Share Recycling Provisions .................................... 28
      Transferable Stock Option Awards ...................................... 28
   Other Compensation Proposals and Policies ................................ 28
      401(k) Employee Benefit Plans ......................................... 28

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      Director Compensation ................................................. 28
      Director Retirement Plans ............................................. 29
      Disclosure of CEO Compensation-Tally Sheet ............................ 29
      Employee Stock Ownership Plans (ESOPs) ................................ 30
      Employee Stock Purchase Plans-- Qualified Plans ....................... 30
      Employee Stock Purchase Plans-- Non-Qualified Plans ................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ... 31
      Compensation Proposals) ............................................... 31
      Option Exchange Programs/Repricing Options ............................ 31
      Stock Plans in Lieu of Cash ........................................... 32
      Transfer Programs of Stock Options .................................... 32
   Shareholder Proposals on Compensation .................................... 32
      Disclosure/Setting Levels or Types of Compensation for Executives
      and Directors ......................................................... 32
      Option Expensing ...................................................... 33
      Option Repricing ...................................................... 33
      Pension Plan Income Accounting ........................................ 33
      Performance-Based Awards .............................................. 33
      Severance Agreements for Executives/Golden Parachutes ................. 33
      Supplemental Executive Retirement Plans (SERPs) ....................... 33

9. CORPORATE RESPONSIBILITY ................................................. 34
   Consumer Issues and Public Safety ........................................ 34
      Animal Rights ......................................................... 34
      Drug Pricing .......................................................... 34
      Drug Reimportation .................................................... 34
      Genetically Modified Foods ............................................ 34
      Handguns .............................................................. 35
      HIV/AIDS .............................................................. 35
      Predatory Lending ..................................................... 35
      Tobacco ............................................................... 36
      Toxic Chemicals ....................................................... 36
   Environment and Energy ................................................... 37
      Arctic National Wildlife Refuge ....................................... 37
      CERES Principles ...................................................... 37
      Concentrated Area Feeding Operations (CAFOs) .......................... 37
      Environmental-Economic Risk Report .................................... 37
      Environmental Reports ................................................. 37
      Global Warming ........................................................ 37
      Kyoto Protocol Compliance ............................................. 38
      Land Use .............................................................. 38
      Nuclear Safety ........................................................ 38
      Operations in Protected Areas ......................................... 38
      Recycling ............................................................. 38
      Renewable Energy ...................................................... 38
      Sustainability Report ................................................. 39
   General Corporate Issues ................................................. 39
      Charitable/Political Contributions .................................... 39
      Link Executive Compensation to Social Performance ..................... 39
      Outsourcing/Offshoring ................................................ 40
   Labor Standards and Human Rights ......................................... 40
      China Principles ...................................................... 40
      Country-specific Human Rights Reports ................................. 40
      International Codes of Conduct/Vendor Standards ....................... 40
      MacBride Principles ................................................... 41

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   Military Business .......................................................  41
      Foreign Military Sales/Offsets .......................................  41
      Landmines and Cluster Bombs ..........................................  41
      Nuclear Weapons ......................................................  41
      Operations in Nations Sponsoring Terrorism (e.g., Iran) ..............  42
      Spaced-Based Weaponization ...........................................  42
   Workplace Diversity .....................................................  42
      Board Diversity  .....................................................  42
      Equal Employment Opportunity (EEO) ...................................  42
      Glass Ceiling ........................................................  42
      Sexual Orientation ...................................................  43

10. MUTUAL FUND PROXIES ....................................................  44
      Election of Directors ................................................  44
      Converting Closed-end Fund to Open-end Fund ..........................  44
      Proxy Contests .......................................................  44
      Investment Advisory Agreements .......................................  44
      Approving New Classes or Series of Shares ............................  44
      Preferred Stock Proposals ............................................  44
      1940 Act Policies ....................................................  44
      Changing a Fundamental Restriction to a Nonfundamental Restriction ...  45
      Change Fundamental Investment Objective to Nonfundamental ............  45
      Name Change Proposals ................................................  45
      Change in Fund's Subclassification ...................................  45
      Disposition of Assets/Termination/Liquidation ........................  45
      Changes to the Charter Document ......................................  45
      Changing the Domicile of a Fund ......................................  46
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval .................................................  46
      Distribution Agreements ..............................................  46
      Master-Feeder Structure ..............................................  46
      Mergers ..............................................................  46
Shareholder Proposals for Mutual Funds .....................................  46
      Establish Director Ownership Requirement .............................  46
      Reimburse Shareholder for Expenses Incurred ..........................  46
      Terminate the Investment Advisor .....................................  46

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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent,

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      o     Composition of the board and key board committees;

      o     Attendance at board and committee meetings;

      o     Corporate governance provisions and takeover activity;

      o     Disclosures under Section 404 of Sarbanes-Oxley Act;

      o     Long-term company performance relative to a market and peer index;

      o     Extent of the director's investment in the company;

      o     Existence of related party transactions;

      o     Whether the chairman is also serving as CEO;

      o     Whether a retired CEO sits on the board;

      o     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      o     Sit on more than six public company boards;

      o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

      o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

      o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      o     The full board is less than majority independent.

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WITHHOLD from the members of the Audit Committee if:

      o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

      o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

      o The company fails to submit one-time transfers of stock options to a shareholder vote;

      o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      o The company has poor compensation practices, which include, but are not limited to:

            - Egregious employment contracts including excessive severance provisions;

            -     Excessive perks that dominate compensation;

            -     Huge bonus payouts without justifiable performance linkage;

            - Performance metrics that are changed during the performance period;

            - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

            -     New CEO with overly generous new hire package;

            -     Internal pay disparity;

            - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2006 CLASSIFICATION OF DIRECTORS

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INSIDE DIRECTOR (I)

      o     Employee of the company or one of its affiliates; 1

      o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

      o     Listed as a Section 16 officer; 2

      o     Current interim CEO;

      o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

      o     Board attestation that an outside director is not independent;

      o     Former CEO of the company;

      o     Former CEO of an acquired company within the past five years;

      o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; 3

      o Former executive of the company, an affiliate or an acquired firm within the past five years;

      o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

      o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

      o     Relative 4 of a current employee of company or its affiliates;

      o Relative 4 of former executive, including CEO, of company or its affiliate within the last five years;

      o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

      o Employed by (or a relative is employed by) a significant customer or supplier; 5

      o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; 5

      o Any material financial tie or other related party transactional relationship to the company;

      o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

      o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; 6

      o     Founder 7 of the company but not currently an employee;

      o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments 5 from the company or its affiliates. 1

INDEPENDENT OUTSIDE DIRECTOR (IO)

      o     No material 8 connection to the company other than a board seat.

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FOOTNOTES:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
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4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
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AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

      o     the presence of a majority threshold voting standard;

      o a proxy access provision in the company's bylaws or governance documents; or

      o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

      o     Annually elected board;

      o     Two-thirds of the board composed of independent directors;

      o     Nominating committee composed solely of independent directors;

      o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

      o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

      o     Absence of superior voting rights for one or more classes of stock;

      o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

      o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

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      o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

      o     If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

            - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

            - Serves as liaison between the chairman and the independent directors,

            -     Approves information sent to the board,

            -     Approves meeting agendas for the board,

            - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

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            - Has the authority to call meetings of the independent directors,

            - If requested by major shareholders, ensures that he is available for consultation and direct communication;

      o     Two-thirds independent board;

      o     All-independent key committees;

      o     Established governance guidelines;

      o     The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

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OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

      o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

      o Effectively disclosed information with respect to this structure to its shareholders;

      o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

      o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      o     Shareholders have approved the adoption of the plan; or

      o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS
   OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      o     Purchase price;

      o     Fairness opinion;

      o     Financial and strategic benefits;

      o     How the deal was negotiated;

      o     Conflicts of interest;

      o     Other alternatives for the business;

      o     Non-completion risk.

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ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

      o     Impact on the balance sheet/working capital;

      o     Potential elimination of diseconomies;

      o     Anticipated financial and operating benefits;

      o     Anticipated use of funds;

      o     Value received for the asset;

      o     Fairness opinion;

      o     How the deal was negotiated;

      o     Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

      o     Dilution to existing shareholders' position;

      o     Terms of the offer;

      o     Financial issues;

      o     Management's efforts to pursue other alternatives;

      o     Control issues;

      o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

      o     The reasons for the change;

      o     Any financial or tax benefits;

      o     Regulatory benefits;

      o     Increases in capital structure;

      o     Changes to the articles of incorporation or bylaws of the company.

      Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

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      o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

      o     Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

      o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

      o     Cash-out value;

      o Whether the interests of continuing and cashed-out shareholders are balanced; and

      o     The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      o     Percentage of assets/business contributed;

      o     Percentage ownership;

      o     Financial and strategic benefits;

      o     Governance structure;

      o     Conflicts of interest;

      o     Other alternatives;

      o     Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

      o     Management's efforts to pursue other alternatives;

      o     Appraisal value of assets; and

      o     The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

      o     Dilution to existing shareholders' position;

      o     Terms of the offer;

      o     Financial issues;

      o     Management's efforts to pursue other alternatives;

      o     Control issues;

      o     Conflicts of interest.

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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

      o     Tax and regulatory advantages;

      o     Planned use of the sale proceeds;

      o     Valuation of spinoff;

      o     Fairness opinion;

      o     Benefits to the parent company;

      o     Conflicts of interest;

      o     Managerial incentives;

      o     Corporate governance changes;

      o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

      o     Prolonged poor performance with no turnaround in sight;

      o     Signs of entrenched board and management;

      o     Strategic plan in place for improving value;

      o     Likelihood of receiving reasonable value in a sale or dissolution;
            and

      o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives

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payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

      o     Rationale;

      o Good performance with respect to peers and index on a five-year total shareholder return basis;

      o     Absence of non-shareholder approved poison pill;

      o     Reasonable equity compensation burn rate;

      o     No non-shareholder approved pay plans; and

      o     Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

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Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

      o     More simplified capital structure;

      o     Enhanced liquidity;

      o     Fairness of conversion terms;

      o     Impact on voting power and dividends;

      o     Reasons for the reclassification;

      o     Conflicts of interest; and

      o     Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

      o     Adverse governance changes;

      o     Excessive increases in authorized capital stock;

      o     Unfair method of distribution;

      o     Diminution of voting rights;

      o     Adverse conversion features;

      o     Negative impact on stock option plans; and

      o     Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o The plan expressly permits the repricing of stock options without prior shareholder approval;

      o     There is a disconnect between CEO pay and the company's performance;

      o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

      o     The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

      o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

      o     the main source of the pay increase (over half) is equity-based, and

      o     the CEO is a participant of the equity proposal.

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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

      o The compensation committee has reviewed all components of the CEO's compensation, including the following:

                  -     Base salary, bonus, long-term incentives;

                  - Accumulative realized and unrealized stock option and restricted stock gains;

                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

      o A tally sheet with all the above components should be disclosed for the following termination scenarios:

                  -     Payment if termination occurs within 12 months: $_____;

                  - Payment if "not for cause" termination occurs within 12 months: $_____;

                  - Payment if "change of control" termination occurs within 12 months: $_____.

      o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

      o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle

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            rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options 1 or performance-accelerated grants. 2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

      o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

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1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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2006 PROXY SEASON BURN RATE TABLE

                                                        RUSSELL 3000                           NON-RUSSELL 3000
--------------------------------------------------------------------------------------------------------------------------------
                                                                   STANDARD                               STANDARD
   GICS                  DESCRIPTION                    MEAN       DEVIATION   MEAN+STDEV      MEAN       DEVIATION   MEAN+STDEV
--------------------------------------------------------------------------------------------------------------------------------
   1010       Energy                                    1.53%        0.96%        2.50%        2.03%        2.53%        4.56%
--------------------------------------------------------------------------------------------------------------------------------
   1510       Materials                                 1.37%        0.74%        2.11%        2.15%        2.01%        4.16%
--------------------------------------------------------------------------------------------------------------------------------
   2010       Capital Goods                             1.84%        1.09%        2.93%        2.74%        2.63%        5.37%
--------------------------------------------------------------------------------------------------------------------------------
   2020       Commercial Services & Supplies            2.73%        1.60%        4.33%        3.43%        4.18%        7.61%
--------------------------------------------------------------------------------------------------------------------------------
   2030       Transportation                            1.76%        1.71%        3.47%        2.18%        2.12%        4.30%
--------------------------------------------------------------------------------------------------------------------------------
   2510       Automobiles & Components                  1.97%        1.27%        3.24%        2.23%        2.29%        4.51%
--------------------------------------------------------------------------------------------------------------------------------
   2520       Consumer Durables & Apparel               2.04%        1.22%        3.26%        2.86%        2.48%        5.35%
--------------------------------------------------------------------------------------------------------------------------------
   2530       Hotels Restaurants & Leisure              2.22%        1.09%        3.31%        2.71%        2.46%        5.17%
--------------------------------------------------------------------------------------------------------------------------------
   2540       Media                                     2.14%        1.24%        3.38%        3.26%        2.52%        5.77%
--------------------------------------------------------------------------------------------------------------------------------
   2550       Retailing                                 2.54%        1.59%        4.12%        4.01%        4.03%        8.03%
--------------------------------------------------------------------------------------------------------------------------------
3010, 3020,
   3030       Food & Staples Retailing                  1.82%        1.31%        3.13%        2.20%        2.79%        4.99%
--------------------------------------------------------------------------------------------------------------------------------
   3510       Health Care Equipment & Services          3.20%        1.71%        4.91%        4.33%        3.20%        7.53%
--------------------------------------------------------------------------------------------------------------------------------
   3520       Pharmaceuticals & Biotechnology           3.70%        1.87%        5.57%        5.41%        4.74%       10.15%
--------------------------------------------------------------------------------------------------------------------------------
   4010       Banks                                     1.46%        1.00%        2.46%        1.38%        1.42%        2.79%
--------------------------------------------------------------------------------------------------------------------------------
   4020       Diversified Financials                    3.00%        2.28%        5.28%        4.46%        4.01%        8.47%
--------------------------------------------------------------------------------------------------------------------------------
   4030       Insurance                                 1.52%        1.04%        2.56%        2.25%        2.85%        5.10%
--------------------------------------------------------------------------------------------------------------------------------
   4040       Real Estate                               1.30%        1.01%        2.31%        1.12%        1.67%        2.79%
--------------------------------------------------------------------------------------------------------------------------------
   4510       Software & Services                       5.02%        2.98%        8.00%        6.92%        6.05%       12.97%
--------------------------------------------------------------------------------------------------------------------------------
   4520       Technology Hardware & Equipment           3.64%        2.48%        6.11%        4.73%        4.02%        8.75%
--------------------------------------------------------------------------------------------------------------------------------
   4530       Semiconductors & Semiconductor Equip.     4.81%        2.86%        7.67%        5.01%        3.06%        8.07%
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   5010       Telecommunication Services                2.31%        1.61%        3.92%        3.70%        3.41%        7.11%
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   5510       Utilities                                 0.94%        0.62%        1.56%        2.11%        4.13%        6.24%
--------------------------------------------------------------------------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

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CHARACTERISTICS                  ANNUAL STOCK PRICE         PREMIUM
                                 VOLATILITY
-----------------------------------------------------------------------------------------------------
High annual volatility           53% and higher             1 full-value award for 1.5 option shares
-----------------------------------------------------------------------------------------------------
Moderate annual volatility       25% - 52%                  1 full-value award for 2.0 option shares
-----------------------------------------------------------------------------------------------------
Low annual volatility            Less than 25%              1 full-value award for 4.0 option shares
-----------------------------------------------------------------------------------------------------

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

      o Egregious employment contracts including excessive severance provisions;

      o     Excessive perks that dominate compensation;

      o     Huge bonus payouts without justifiable performance linkage;

      o     Performance metrics that are changed during the performance period;

      o     Egregious SERP (Supplemental Executive Retirement Plans) payouts;

      o     New CEO with overly generous hiring package;

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      o     Internal pay disparity;

      o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

      o     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      o     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      o No retirement/benefits and perquisites provided to non-employee directors; and

      o Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

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       COMPONENT                     AMOUNT EARNED/GRANTED                       DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Base Salary                          Current figure                       Explanation of any increase in
                                                                          base salary
-----------------------------------------------------------------------------------------------------------
Annual Incentive                     Target:                              Explanation of specific
                                     Actual earned:                       performance measures and
                                                                          actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
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Stock Options                        Number granted:                      Rationale for determining the
                                     Exercise price:                      number of stock options
                                     Vesting:                             issued to CEO.
                                     Grant value:
                                                                          Accumulated dividend
                                                                          equivalents (if any).
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Restricted Stock                     Number granted:                      Performance based or time
                                     Vesting:                             based.
                                     Grant value:
                                                                          Rationale for determining the
                                                                          number of restricted stock
                                                                          issued to CEO.
                                                                          Accumulated dividends on
                                                                          vested and unvested portion.
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Performance Shares                   Minimum:                             Explanation of specific
                                     Target:                              performance measures and
                                     Maximum:                             actual deliverables.
                                     Actual earned:
                                     Grant value:                         Any dividends on unearned
                                                                          performance shares.
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             COMPONENT                     AMOUNT EARNED/GRANTED                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Deferred compensation                Executive portion:                   Provide structure and terms of
                                     Company match (if any):              program.

                                     Accumulated executive                Explanation of interest,
                                     portion:                             formulas, minimum
                                     Accumulated company match            guarantees or multipliers on
                                     (if any):                            deferred compensation.
                                                                          Any holding periods on the
                                                                          company match portion.
                                                                          Funding mechanism
-----------------------------------------------------------------------------------------------------------
Supplemental retirement              Actual projected payment             Provide structure and terms of
benefit                              obligations                          program.

                                                                          Explanation of formula,
                                                                          additional credits for years not
                                                                          worked, multipliers or interest
                                                                          on SERPs.

                                                                          Funding mechanism.
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Executive perquisites                Breakdown of the market              The types of perquisites
                                     value of various perquisites         provided. Examples: company
                                                                          aircraft, company cars, etc.
-----------------------------------------------------------------------------------------------------------
Gross-ups (if any)                   Breakdown of gross-ups for
                                     any pay component
-----------------------------------------------------------------------------------------------------------
Severance associated with            Estimated payout amounts for         Single trigger or double
change-in-control                    cash, equity and benefits            trigger.
-----------------------------------------------------------------------------------------------------------
Severance (Termination               Estimated payout amounts for
scenario under "for cause" and       cash, equity and benefits
"not for cause")                     under different scenarios
-----------------------------------------------------------------------------------------------------------
Post retirement package              Estimated value of consulting
                                     agreement and continuation of
                                     benefits
-----------------------------------------------------------------------------------------------------------
ESTIMATED TOTAL PACKAGE              $
-----------------------------------------------------------------------------------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value;

      o     Offering period is 27 months or less; and

      o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      o     Purchase price is less than 85 percent of fair market value; or

      o     Offering period is greater than 27 months; or

      o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

      o     Historic trading patterns;

      o     Rationale for the repricing;

      o     Value-for-value exchange;

      o     Treatment of surrendered options;

      o     Option vesting;

      o     Term of the option;

      o     Exercise price;

      o     Participation.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

      o Executive officers and non-employee directors are excluded from participating;

      o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

      o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

      o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

      o     The triggering mechanism should be beyond the control of management;

      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      o The company is conducting animal testing programs that are unnecessary or not required by regulation;

      o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      o The company has already published a set of animal welfare standards and monitors compliance;

      o The company's standards are comparable to or better than those of peer firms; and

      o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      o     The existing level of disclosure on pricing policies;

      o     Deviation from established industry pricing norms;

      o The company's existing initiatives to provide its products to needy consumers;

      o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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      o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

      o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

      o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

      o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

      o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

      o The company's existing healthcare policies, including benefits and healthcare access for local workers;

      o     Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

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      o Whether the company has adequately disclosed the financial risks of its subprime business;

      o Whether the company has been subject to violations of lending laws or serious lending controversies;

      o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      o Whether the company complies with all local ordinances and regulations;

      o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

      o     The risk of any health-related liabilities.

Advertising to youth:

      o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

      o Whether the company has gone as far as peers in restricting advertising;

      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

      o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      o     The percentage of the company's business affected;

      o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      o     The percentage of the company's business affected;

      o     The feasibility of a spin-off;

      o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

      o     Current regulations in the markets in which the company operates;

      o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

      o     The current level of disclosure on this topic.

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Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      o New legislation is adopted allowing development and drilling in the ANWR region;

      o     The company intends to pursue operations in the ANWR; and

      o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

      o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

      o Environmentally conscious practices of peer companies, including endorsement of CERES;

      o     Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      o     The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

      o The feasibility of financially quantifying environmental risk factors;

      o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

      o     The costs associated with implementing improved standards;

      o The potential costs associated with remediation resulting from poor environmental performance; and

      o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards

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and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      o     The company does not maintain operations in Kyoto signatory markets;

      o The company already evaluates and substantially discloses such information; or,

      o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

      o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

      o     The company is non-compliant with Nuclear Regulatory Commission
            (NRC) requirements; or

      o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

      o The company does not currently have operations or plans to develop operations in these protected regions; or,

      o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      o     The nature of the company's business and the percentage affected;

      o     The extent that peer companies are recycling;

      o     The timetable prescribed by the proposal;

      o     The costs and methods of implementation;

      o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

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Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o The company is in compliance with laws governing corporate political activities; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

      o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

      o     The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

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      o     The relevance of the issue to be linked to pay;

      o The degree that social performance is already included in the company's pay structure and disclosed;

      o The degree that social performance is used by peer companies in setting pay;

      o Violations or complaints filed against the company relating to the particular social performance measure;

      o Artificial limits sought by the proposal, such as freezing or capping executive pay

      o     Independence of the compensation committee;

      o     Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets;

      o     The utility of such a report to shareholders;

      o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      o There are serious controversies surrounding the company's China operations; and

      o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      o     The nature and amount of company business in that country;

      o     The company's workplace code of conduct;

      o     Proprietary and confidential information involved;

      o Company compliance with U.S. regulations on investing in the country;

      o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

      o Agreements with foreign suppliers to meet certain workplace standards;

      o     Whether company and vendor facilities are monitored and how;

      o     Company participation in fair labor organizations;

      o     Type of business;

      o     Proportion of business conducted overseas;

      o     Countries of operation with known human rights abuses;

      o Whether the company has been recently involved in significant labor and human rights controversies or violations;

      o     Peer company standards and practices;

      o     Union presence in company's international factories.

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      o The company does not operate in countries with significant human rights violations;

      o     The company has no recent human rights controversies or violations;
            or

      o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      o Company compliance with or violations of the Fair Employment Act of 1989;

      o Company antidiscrimination policies that already exceed the legal requirements;

      o     The cost and feasibility of adopting all nine principles;

      o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

      o     The potential for charges of reverse discrimination;

      o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

      o     The level of the company's investment in Northern Ireland;

      o     The number of company employees in Northern Ireland;

      o     The degree that industry peers have adopted the MacBride Principles;

      o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      o Whether the company has in the past manufactured landmine components;

      o     Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      o     What weapons classifications the proponent views as cluster bombs;

      o Whether the company currently or in the past has manufactured cluster bombs or their components;

      o     The percentage of revenue derived from cluster bomb manufacture;

      o     Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

      o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

      o     Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      o     The information is already publicly available; or

      o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      o The board composition is reasonably inclusive in relation to companies of similar size and business; or

      o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      o     The degree of board diversity;

      o     Comparison with peer companies;

      o     Established process for improving board diversity;

      o     Existence of independent nominating committee;

      o     Use of outside search firm;

      o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      o     The company has well-documented equal opportunity programs;

      o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

      o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      o The composition of senior management and the board is fairly inclusive;

      o The company has well-documented programs addressing diversity initiatives and leadership development;

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      o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

      o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      o     Past performance as a closed-end fund;

      o     Market in which the fund invests;

      o     Measures taken by the board to address the discount; and

      o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

      o     Past performance relative to its peers;

      o     Market in which fund invests;

      o     Measures taken by the board to address the issues;

      o Past shareholder activism, board activity, and votes on related proposals;

      o     Strategy of the incumbents versus the dissidents;

      o     Independence of directors;

      o     Experience and skills of director candidates;

      o     Governance profile of the company;

      o     Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

      o     Proposed and current fee schedules;

      o     Fund category/investment objective;

      o     Performance benchmarks;

      o     Share price performance as compared with peers;

      o     Resulting fees relative to peers;

      o     Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

      o     Stated specific financing purpose;

      o     Possible dilution for common shares;

      o     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

      o     Potential competitiveness;

      o     Regulatory developments;

      o     Current and potential returns; and

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      o     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

      o     The fund's target investments;

      o     The reasons given by the fund for the change; and

      o     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

      o     Political/economic changes in the target market;

      o     Consolidation in the target market; and

      o     Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

      o     Potential competitiveness;

      o     Current and potential returns;

      o     Risk of concentration;

      o     Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

      o     Strategies employed to salvage the company;

      o     The fund's past performance;

      o     The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

      o     The degree of change implied by the proposal;

      o     The efficiencies that could result;

      o     The state of incorporation;

      o     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

      o Removal of shareholder approval requirement for amendments to the new declaration of trust;

      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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      o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

      o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

      o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

      o     Regulations of both states;

      o     Required fundamental policies of both states;

      o     The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

      o     Fees charged to comparably sized funds with similar objectives;

      o     The proposed distributor's reputation and past performance;

      o     The competitiveness of the fund in the industry;

      o     The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

      o     Resulting fee structure;

      o     Performance of both funds;

      o     Continuity of management personnel;

      o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      o     Performance of the fund's Net Asset Value (NAV);

      o     The fund's history of shareholder relations;

      o     The performance of other funds under the advisor's management.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

         Ramond P. Mecherle, CFA, and Justin L. Ventura serve as co-portfolio managers of the Registrant. As co-manager, Mr. Mecherle's role is to make investment decisions, analyze securities and the markets, trading the securities of the Registrant and provide support to the sub-adviser's and First Trust's administrative and compliance staff. Mr. Mecherle may also be asked to support client service and marketing in a limited manner. Mr. Mecherle may make investment decisions on behalf of the Registrant independently or in counsel with Mr. Ventura, the other co-manager of the Registrant. As co-manager of the Registrant, Mr. Ventura's role is to make investment decisions, analyze securities and the markets, trading the securities of the Registrant and provide support to the sub-adviser's and First Trust's administrative and compliance staff. Mr. Ventura may also be asked to support client service and marketing in a limited manner. Mr. Ventura may make investment decisions on behalf of the Registrant independently or in counsel with Mr. Mecherle.


                                                                                           BUSINESS EXPERIENCE PAST
NAME                                          TITLE           LENGTH OF SERVICE                     5 YEARS
----                                          -----           -----------------                     -------
Ramond P. Mecherle, CFA              Managing Partner,             10 mos.       12/2005 - Present: Valhalla Capital Partners
                                     Valhalla Capital                            - Managing Partner, Portfolio Manager
                                     Partners LLC                                11/2004 - 12/2005: Hilliard Lyons Asset
                                                                                 Management - Director of Fixed Income,
                                                                                 Portfolio Manager. 1998 - 11/2004: Morgan
                                                                                 Asset Management - Assistant Portfolio
                                                                                 Manager.

Justin L. Ventura                    Managing Partner,             10 mos.       12/2005 - Present: Valhalla Capital Partners
                                     Valhalla Capital                            - Managing Partner, Portfolio Manager.
                                     Partners LLC                                6/2005 - 12/2005: Hilliard Lyons Asset
                                                                                 Management - Portfolio Manager. 1999 -
                                                                                 11/2004: State Street Bank - Portfolio
                                                                                 Manager.


(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER


                                                                                                    # of Accounts
                                                                                                     Managed for     Total Assets
                                                                                                        which         for which
                                                                        Total # of                   Advisory Fee    Advisory Fee
 Name of Portfolio Manager or Team                                       Accounts    Total Assets    is Based on     is Based on
              Member                         Type of Accounts*            Managed      $millions     Performance     Performance
1.  Ramond P. Mecherle, CFA          Registered Investment Companies:        1           $171             0               $0
                                     Other Pooled Investment                 0            $0              0               $0
                                     Vehicles:  Other Accounts:              0            $0              0               $0

2.  Justin L. Ventura                Registered Investment Companies:        1           $171             0               $0
                                     Other Pooled Investment                 0            $0              0               $0
                                     Vehicles:  Other Accounts:              0            $0              0               $0

         * Information provided as of October 31, 2006.


POTENTIAL CONFLICTS OF INTERESTS

         Valhalla Capital Partners' allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account clients' best interests. Valhalla Capital Partners will follow procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. Account performance is never a factor in trade allocations. All Employees are required to be aware of and comply with the following undertaking: notify the CCO promptly if you become aware of any practice that arguably involves Valhalla Capital Partners in a conflict of interest with any of its advisory accounts, including registered investment companies and unregistered investment funds.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         The co-portfolio managers of the Registrant are also principals of the Valhalla Capital Partners, the Registrant's sub-adviser. The bulk of their compensation comes from their equity ownership interests in the sub-adviser. The co-portfolio managers also receive an industry competitive salary, bonuses based on the profitability of the sub-adviser and distributions based on the profitability of the sub-adviser. Valhalla Capital Partners uses common industry practices to determine the compensation structure disclosed. Bonuses are not based on either performance of the Registrant or an increase in assets of the Registrant. Bonuses are subjective based on the Managing Partner's discretion.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP


                                                        Dollar Range of Fund Shares
                             Name                           Beneficially Owned
         Ramond P. Mecherle, CFA                                      $0
         Justin L. Ventura                                            $0

         * Information provided as of October 31, 2006.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST STRATEGIC HIGH INCOME FUND II

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     DECEMBER 18, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     DECEMBER 18, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date     DECEMBER 18, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.